Fourth Quarter 2022 Earnings Presentation Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures 2 Certain statements in this presentation which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements about the benefits of the merger of equals (the “Merger”) of CBTX, Inc. (now Stellar Bancorp, Inc.) (the "Company") and Allegiance Bancshares, Inc. ("Allegiance"), including future financial performance and operating results, the Company’s plans, business and growth strategies, objectives, expectations and intentions, and other statements that are not historical facts, including projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “scheduled,” “plans,” “intends,” “projects,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” “would,” or “continue” or negatives of such terms or other comparable terminology. All forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Stellar to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others: the risk that the cost savings and any revenue synergies from the Merger may not be fully realized or may take longer than anticipated to be realized; disruption to our business as a result of the Merger; the risk that the integration of our operations following the Merger will be materially delayed or will be more costly or difficult than we expected or that we are otherwise unable to successfully integrate our legacy businesses; the amount of the costs, fees, expenses and charges related to the Merger; reputational risk and the reaction of our customers, suppliers, employees or other business partners to the Merger; changes in the interest rate environment, the value of Stellar’s assets and obligations and the availability of capital and liquidity; general competitive, economic, political and market conditions; and other factors that may affect future results of Stellar including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation and Texas Department of Banking and legislative and regulatory actions and reforms. Additional factors which could affect the Company’s future results can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K and the Joint Proxy Statement/Prospectus regarding the Merger that the Company filed with the SEC on April 7, 2022 pursuant to Rule 424(b)(3), CBTX’s Annual Report on Form 10-K and Allegiance’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at https:// www.sec.gov. We disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. GAAP Reconciliation of Non-GAAP Financial Measures Stellar’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. Stellar believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance and that management and investors benefit from referring to these non-GAAP financial measures in assessing Stellar’s performance and when planning, forecasting, analyzing and comparing past, present and future periods. Specifically, Stellar reviews pre-tax, pre-provision income; pre- tax, pre-provision ROAA; adjusted pre-tax, pre-provision income; adjusted pre-tax, pre-provision ROAA; adjusted efficiency ratio; the ratio of tangible equity to tangible assets; net interest margin (tax equivalent) excluding PAA; and loan yield excluding accretion for internal planning and forecasting purposes. Stellar has included in this presentation information relating to these non-GAAP financial measures for the applicable periods presented. These non-GAAP measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which Stellar calculates the non-GAAP financial measures may differ from that of other companies reporting measures with similar names.

3 (1) Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix. Stellar Bancorp, Inc. - Snapshot Combination of the Houston region’s two largest regionally-focused banks  Combination delivers scale, growth opportunities, and talent depth  Valuable franchise in one of the best markets in the U.S.  Merger-of-equals between of CBTX, Inc. and Allegiance Bancshares, Inc. became effective October 1, 2022, with the combined company renamed Stellar Bancorp, Inc. (NASDAQ: STEL)  Strong core earnings power Q4 2022 (Dollars in millions) Total assets $10,900 Total loans $7,755 Total deposits $9,268 Tangible equity to tangible assets (1) 7.24% Total loans to total deposits 83.7%  Principal banking subsidiary to be renamed Stellar Bank upon system conversion in February

Financial Highlights – Fourth Quarter 2022

The merger was accounted for as a reverse acquisition using the acquisition method of accounting, with CBTX treated as the legal acquirer and Allegiance treated as the accounting acquirer for financial reporting purposes. The results for Stellar reflect the results of Allegiance prior to completion of the merger and reflect the results for Stellar from the effective date of the merger, October 1, 2022, going forward.

Key Financial Accomplishments:

- ✓ Crossed $10 billion in assets with closing of Merger
- ✓ Reported Q4 2022 net income of $2.1 million, or $0.04 per share, impacted by merger related items
  - See slides 5 and 6 for additional detail detailing merger impacts
- ✓ Strong NIM: reported NIM of 4.71% / NIM excluding PAA of 4.38%(1)
- ✓ Excellent Core Funding: 45.6% noninterest-bearing deposits / 0.69% cost of funds
- ✓ Strong Core Earnings Power: PTPP ROAA of 1.69%(1)(4)/ adjusted for merger and nonrecurring impacts 1.92%(1)(2)(4)

	Q4 2022	
	Actual	Adjusted(1)
	(Dollars in thousands)	
Net interest margin (tax equivalent)(4)	4.71%	4.38%
Pre-tax, pre provision net income	$ 46,627 (1)	$ 52,962 (2)
Pre-tax, pre provision ROAA(4)	1.69% (1)	1.92% (2)
Efficiency ratio(3)	65.14%	53.57% (2)

(1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the appendix.
(2) Adjusted results exclude acquisition and merger-related expenses, core deposit intangible amortization, purchase accounting adjustments and gains and losses on the sale of assets.
(3) Represents total noninterest expense divided by the sum of net interest income and noninterest income, excluding gains and losses on the sale of loans, securities, and assets.
(4) Annualized.

stellar BANCORP, INC.
4

Merger Related Accounting Adjustments(1) 5 • Purchase accounting mark on acquired loans of $166.5 million (5.31% of legacy CBTX loan portfolio) • $9.3 million allocated to purchase credit deteriorated (PCD) loans • $157.2 million allocated to non-PCD loans • Core deposit intangible of $138.2 million (3.79% of legacy CBTX non-time deposit portfolio) amortized using sum-of-the-years-digits method over 10 years • Scheduled amortization expense of $24.5 million in 2023 and $22.0 million in 2024 • Establishment of new allowance for credit loss on acquired loans • $28.2 million provision for credit losses on non-PCD loans • $5.0 million provision for unfunded commitments • $7.6 million allowance for credit losses on PCD loans • Acquisition and merger-related expenses of $11.5 million for the fourth quarter 2022 • Gain on sale of acquired loans of $1.9 million • Gain on sale of securities of $1.2 million related to sale of $353.9 million of legacy CBTX securities (69.3% of the legacy CBTX portfolio) • Gain on sale of branch of approximately $972 thousand FMV ADJUSTMENTS CORE DEPOSIT INTANGIBLE ALLOWANCE FOR CREDIT LOSSES OTHER ADJUSTMENTS (1) The Company’s valuations of CBTX’s assets and liabilities are preliminary and may be refined for up to a year from the date of the Merger.

Core PTPP Earnings Power 6 (1) Non-GAAP financial measure. (2) Adjusted results exclude the impact of acquisition and merger-related expenses, core deposit intangibles amortization, purchase accounting adjustments and the net gain on sale of assets for the period presented. (3) Annualized. After excluding merger-related expenses, nonrecurring and non-cash merger accounting items, core pre-tax, pre-provision (“PTPP”) earnings power is Stellar Q4 2022 (Dollars in thousands) Net income 2,052$ (+) Provision for credit losses 44,793 Outsized provision resulting from the merger (+) Provision for income taxes (218) Pre-tax, pre-provision income(1) 46,627$ (+) Acquisition and merger-related expenses 11,469$ (-) Net gain on sale of assets 4,025 Nonrecurring revenue from loan, securities and other asset sales during the quarter (+) Core deposit intangibles amortization 7,051 Quarterly intangible amortization expense created from purchase accounting adjustments (-) Purchase accounting adjustments (PAA) 8,160 Quarterly revenue impact of PAA taken into loan yield, created by purchase accounting Adjusted pre-tax, pre-provision income(1)(2) 52,962$ Core Earnings Power after adjustments for merger related items Pre-tax, pre provision ROAA(1)(3) 1.69% Adjusted pre-tax, pre provision ROAA(1)(2)(3) 1.92%

C & I 19.0% Cons. & Other 0.6% 1-4 Fam. 12.9% C&D 16.8%Multi. 5.7% OO CRE 23.2% CRE 21.8% Fourth Quarter Loan Summary 7 (1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the appendix. Note: Combined represents the simple addition of legacy balances at September 30,2022. Loan Portfolio Composition Loans (in millions) Ongoing Focus on Quality • Yield on loans at 6.01% • Yield on loans excluding PAA at 5.59%(1) • No material moves in lending concentrations • Proactively sold $35.4 million of loans Average Outstanding Balance Interest Earned / Interest Paid Average Yield / Rate ASSETS Interest-Earning Assets: Loans 7,666,502$ 116,145$ 6.01% 5.59% Securities 1,795,082 12,891 2.85% Deposits in other financial institutions 354,117 2,933 3.29% Total interest-earning assets 9,815,701$ 131,969$ 5.33% 5.00% Q4 2022 (Dollars in thousands) Excl. PAA Fees/Costs (1) (1)

Fourth Quarter Deposit Summary 8 Deposit MixDeposits (in millions) High Quality Deposit Funding: • 45.6% Noninterest bearing deposits • Core Funded Balance Sheet • 83.7% Loan / Deposit Ratio NIB 45.6% IB Demand 17.2% Sav. & MMDA 27.8% CD's 9.4% Combined Q3 2022 Q4 2022 Cost of Deposits 0.28% 0.62% Cost of IB Deposits 0.51% 1 .1 3% (1) Combined represents the simple addition of legacy balances at September 30, 2022 or weighted average legacy costs; estimated. (1)

Fourth Quarter Asset Quality Summary  Strong credit quality metrics  Q4 2022 NCOs totaled $5.7 million  $4.6 million of Q4 charges related to the proactive sale of $35.4 million of loans  Adj. NCOs / Avg. Loans(1) was 0.06%  NCOs for the combined company would have totaled $6.1 million(2) for the FY 2022  Track record is exceptional for both companies  Annual NCOs avg. for the 5 years ended December 31, 2021 was 0.03% for legacy CBTX  Annual NCOs avg. for the 5 years ended December 31, 2021 was 0.14% for legacy ABTX 9 NPAs by Type C&I 56.4%CRE 22.1% 1-4 Family 20.9% Consumer 0.6% Q4 2022 (Dollars in thousands) Nonperforming loans to total loans 0.58% Total nonperforming loans 45,048$ Nonperforming assets to total assets 0.41% Total nonperforming assets 45,048$ Net charge-offs to average loans (annualized) 0.30% Allow ance for credit losses on loans to total loans 1.20% (1) Excludes NCOs created as part of the proactive sale of loans; annualized. (2) Combined represents the simple addition of legacy balances for 2022; estimated.

Regulatory Capital Ratios(1) 10 Adequately Well Capitalized Capitalized Bank Capital Ratios CET 1 Ratio 10.46% 4.50% 6.50% Tier 1 Capital Ratio 10.46% 6.00% 8.00% Total Capital Ratio 12.10% 8.00% 10.00% Tier 1 Leverage Ratio 8.81% 4.00% 5.00% Consolidated Capital Ratios TCE / TA(2) 7.24% N/A N/A CET 1 Ratio 10.04% 4.00% N/A Tier 1 Capital Ratio 10.15% 4.50% N/A Total Capital Ratio 12.47% 6.00% N/A Tier 1 Leverage Ratio 8.55% 8.00% N/A Q4 2022 (1) Estimated. (2) Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix.

11 Key Takeaways Excellent core funding profile Merger scale brings strong combined earnings power Key success factor for 2023: risk management Significant financial flexibility Positioned for rapid capital-build

Unparalleled Market Focus Total Assets Houston Region(1) Percent of Company Name ($B) Deposits ($B) Deposits (%) JPMorgan $3,841 $188.0 7.6% Wells Fargo 1,881 34.3 2.4% BofA 3,112 29.7 1.5% Zions 87.8 14.1 17.8% PNC 541 11.9 2.7% Stellar 11.1 9.5 98.1% Frost 51.8 8.4 18.4% Capital One 440 8.0 2.6% Cadence 47.7 7.6 18.9% Prosperity 37.4 6.8 22.6% Allegiance 6.7 5.9 100.0% Woodforest 9.6 5.9 70.4% Comerica 86.9 3.9 5.1% CBTX 4.3 3.6 95.1% Texas Capital 32.3 2.9 11.3% Truist 545 2.9 0.7% 12 Houston Region Market Share(1) Deposits ($B) $34.3 $29.7 $14.1 $11.9 $9.5 $8.4 $8.0 $7.6 $6.8 $5.9 $5.9 $3.9 $3.6 $2.9 $2.9 JPMorgan Wells Fargo BofA Zions PNC Stellar Frost Capital One Cadence Prosperity Allegiance Woodforest Comerica CBTX Texas Capital Truist $188.0 Stell r Allegianc CBT Note: Deposit market share based on FDIC data as of June 30, 2022; Stellar deposits in the Houston Region are combined deposits as of June 30, 2022. (1) Houston Region defined as the Houston-The Woodlands-Sugar Land and Beaumont-Port Arthur MSAs. Source: S&P Capital IQ Pro; Excludes non-retail branches.

Headquartered in 4th Largest City in the US 5-Year Historical Population Growth (2017-2022) STRONG AND DIVERSIFIED HOUSTON REGION Houston has the second highest concentration of Fortune 1000 companies in the U.S. The Port of Houston ranked #1 in the U.S. in 2021 foreign waterborne tonnage Houston is the #1 most diverse city in the U.S. based on socioeconomic factors The Woodlands, a Houston suburb, is #1 on the list of America’s 50 Best Places to Live Houston is home to the Texas Medical Center, which has 10 million patient encounters each year During the pandemic, Houston saw the second highest growth in jobs available for software and IT workers 13 Median Home Price ($000s) Median Household Income Source: S&P Capital IQ Pro as of June 30, 2022; Texas Medical Center; Houston.org; Wallet Hub; ABC News; Axios. (1.6%) (2.2%) (0.3%) 7.3% 5.9% 5.8% 2.8% New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas USA $597.6 $825.7 $370.1 $408.2 $357.2 $344.9 $440.3 New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas USA $92,717 $86,804 $83,335 $81,205 $74,859 $70,957 $72,465 New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas USA

440 bps 400 bps 386 bps 245 bps 128 bps 8 bps (31 bps) (33 bps) (49 bps) (76 bps) (135 bps) (137 bps) (193 bps) (343 bps) (354 bps) (500 bps) (400 bps) (300 bps) (200 bps) (100 bps) - 100 bps 200 bps 300 bps 400 bps 500 bps JPMorgan Cullen/Frost Bankers Bank of America Independent Bank Group Veritex Holdings Texas Capital Comerica Zions Prosperity Hilltop Holdings First Financial Bankshares Cadence Bank Wells Fargo PNC Financial Strong Combined Market Share Growth In Competitive Texas Markets 14 Pure Play Texas Banks Money Center Banks Other Significant Banks in Texas 2022 Deposit-Weighted Market Share 11.1% 5-Year Change In Deposit-Weighted Market Share by County (‘17 - ‘22 Change in bps) Source: S&P Capital IQ Pro. Note: Deposit data as of June 30, combined for M&A completed over or pending in last 5 years. 41.4% 17.1% 29.1% 7.7% 1.6% 5.1% 1.9% 3.8% 14.8% 7.8% 37.9% 8.1% 11.8% 4.4% Stellar

Appendix: Non-GAAP Reconciliation(1) 15 (1) See the disclosure under the heading “GAAP Reconciliation of Non-GAAP Financial Measures” on slide 2 regarding the use of non-GAAP financial measures. (2) Annualized. Q4 2022 Net income $ 2,052 (+) Provision for credit losses 44,793 (+) Provision for income taxes (218) Pre-tax, pre-provision income $ 46,627 Total average assets $ 10,946,009 Pre-tax, pre-provision return on average assets(2) 1.69% Pre-tax, pre-provision income $ 46,627 (+) Acquisition and merger-related expenses 11,469 (+) Core deposit intangibles amortization 7,051 (-) Purchase accounting adjustments 8,160 (-) Gain on sale of assets 4,025 Adjusted pre-tax, pre-provision income $ 52,962 Adjusted pre-tax, pre-provision return on average assets(2) 1.92% Total noninterest expense $ 79,624 (-) Acquisition and merger-related expenses 11,469 (-) Core deposit intangibles amortization 7,051 Net interest income 115,614 (-) Purchase accounting adjustments 8,160 Total noninterest income 10,637 (-) Gain on sale of assets 4,025 Adjusted efficiency ratio 53.57% Total shareholders' equity $ 1,383,176 (-) Goodw ill and core deposit intangibles, net 640,785 Tangible shareholders’ equity $ 742,391 Total assets $ 10,900,437 (-) Goodw ill and core deposit intangibles, net 640,785 Tangible assets $ 10,259,652 Tangible equity to tangible assets 7.24% Net interest income (tax equivalent) $ 116,574 (-) Purchase accounting adjustments 8,160 Adjusted net interest income (tax equivalent) $ 108,414 Average earning assets $ 9,815,701 Net interest margin (tax equivalent)(2) 4.71% Net interest margin (tax equivalent) excluding PAA(2) 4.38% Interest on loans, as reported $ 116,145 (-) Purchase accounting adjustments - loan accretion 8,148 Interest on loans w ithout loan accretion $ 107,997 Average loans $ 7,666,502 Loan yield, as reported(2) 6.01% Loan yield, w ithout accretion(2) 5.59%

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